Exhibit 10.1

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of June 19, 2020, is by and among ONCOR ELECTRIC DELIVERY COMPANY LLC, a Delaware limited liability company (the “Borrower”), the Lenders (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the banks and financial institutions party thereto (the “Lenders”) and the Agent are parties to that certain Term Loan Credit Agreement, dated as of March 23, 2020 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Deleted Definitions and Exhibit. The definitions of “Extension Fee” and “Facility Extension Request” set forth in Section 1.01 of the Credit Agreement are hereby deleted in their entirety, and Exhibit F to the Credit Agreement is hereby deleted in its entirety.

1.2 Amendment to Definition of Applicable Margin. The definition of Applicable Margin set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Margin” shall mean, (a) if an ABR Loan, zero percent (0.00%) per annum and (y) if a Eurodollar Loan, nine hundred-fifty thousandths of one percent (0.950%) per annum. At any time an Event of Default has occurred and is continuing, the Applicable Margins set forth above shall be increased by 2.00% with respect to overdue principal.

1.3 Amendment to Definition of Funding Availability Period. The reference to “July 21, 2020” appearing in clause (iii) of the definition of Funding Availability Period set forth in Section 1.01 of the Credit Agreement is hereby amended to read “August 7, 2020.”

1.4 Amendment to Definition of Stated Maturity Date. The definition of Stated Maturity Date set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Stated Maturity Date” shall mean June 30, 2021.

1.5 Amendment to Section 2.22. Section 2.22 of the Credit Agreement is hereby deleted in its entirety.

1.6 Amendment to Section 8.08. Subclause (i) appearing in the proviso contained in clause (b) of Section 8.08 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on, any Loan or date for the payment of any fee, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan, without the prior written consent of each Lender affected thereby (other than waivers of the default rate of interest),

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Agent):

(a) Executed Amendment. The Agent shall have received a copy of this Amendment duly executed by the Borrower, the Lenders and the Agent.

(b) Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(c) Fees and Expenses. The Agent shall have received from the Borrower such out-of-pocket fees and expenses (including legal fees and expenses) incurred in connection with this Amendment.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Loan Parties. The Borrower represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

(d) At the time of and immediately after giving effect to this Amendment, the representations and warranties contained in Article III of the Credit Agreement shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case described in clauses (i) and (ii) above, on and as of the date of this Amendment as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date.

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or Event of Default.

(f) The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3 Reaffirmation of Obligations. The Borrower hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its Obligations.

3.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5 Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable and documented fees and expenses of the Agent’s legal counsel.

3.6 Further Assurances. The Borrower agree to promptly take such action, upon the reasonable request of the Agent, as is necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Credit Documents embody the entire agreement and understanding among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9 No Actions, Claims, Etc. As of the date hereof, the Borrower hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Agent, the Lenders, or the Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

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3.10 CHOICE OF LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

3.12 Consent to Jurisdiction; Service of Process; Waiver of Venue; Waiver of Jury Trial. The jurisdiction, venue, and waiver of jury trial provisions set forth in Sections 8.15 and 8.19 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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ONCOR ELECTRICAL DELIVERY COMPANY

FIRST AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:		ONCOR ELECTRIC DELIVERY COMPANY LLC, as Borrower

	By:	/s/ Kevin R. Fease
	Name:	Kevin R. Fease
	Title:	Vice President and Treasurer

ONCOR ELECTRICAL DELIVERY COMPANY

FIRST AMENDMENT TO CREDIT AGREEMENT

AGENT:		WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and a Lender

	By:	/s/ Patrick Engel
	Name:	Patrick Engel
	Title:	Managing Director

ONCOR ELECTRICAL DELIVERY COMPANY

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:		U.S. BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ John M. Eyerman
	Name:	John M. Eyerman
	Title:	Senior Vice President

ONCOR ELECTRICAL DELIVERY COMPANY

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:		SUMITOMO MITSUI BANKING CORPORATION, as a Lender

	By:	/s/ Katie Lee
	Name:	Katie Lee
	Title:	Director